                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                  Jupiter Marine International Holdings, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                   JUPITER MARINE INTERNATIONAL HOLDINGS, INC.


              3391 S.E. 14th Avenue, Port Everglades, Florida 33316

                             -----------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          To be held on March 30, 2001

                             -----------------------

To the Shareholders
of Jupiter Marine International Holdings, Inc.:

         NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Shareholders (the "Annual Meeting") of Jupiter Marine International Holdings, Inc., a Florida corporation (the "Company"), will be held at 5:00 p.m., local time, on March 30, 2001, at the 3391 S.E. 14th Avenue, Port Everglades, Florida 33316 for the following purposes:

         (1) To elect three members to the Company's Board of Directors to hold office until the Company's 2002 Annual Meeting of Shareholders or until their successors are duly elected and qualified;

         (2) To ratify the appointment of BDO Seidman, LLP, independent certified public accountants, as the Company's auditors; and

         (3) To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

         The Board of Directors has fixed the close of business on February 15, 2001 as the record date for determining those shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

         Whether or not you expect to be present, please sign, date and return the enclosed proxy card in the enclosed pre-addressed envelope as promptly as possible. No postage is required if mailed in the United States.


                                By Order of the Board of Directors


                                CARL HERNDON
                                PRESIDENT AND CHIEF
                                EXECUTIVE OFFICER

Port Everglades, Florida
February 28, 2001

THIS IS AN IMPORTANT MEETING AND ALL SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ALL SHAREHOLDERS ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. SHAREHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

                       2001 ANNUAL MEETING OF SHAREHOLDERS
                                       OF
                   JUPITER MARINE INTERNATIONAL HOLDINGS, INC.

                           --------------------------

                                 PROXY STATEMENT

                           --------------------------



         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Jupiter Marine International Holdings, Inc., a Florida corporation (the "Company" or "JMIH"), of proxies from the holders of the Company's Common Stock, par value $.001 per share (the "Common Stock"), for use at the 2001 Annual Meeting of Shareholders of the Company to be held at 5:00 p.m., local time, on March 30, 2001, at the 3391 S.E. 14th Avenue, Port Everglades, Florida 33316 or at any adjournment(s) or postponement(s) thereof (the "Annual Meeting"), pursuant to the foregoing Notice of Annual Meeting of Shareholders.

         The approximate date that this Proxy Statement and the form of proxy are first being sent to shareholders is February 22, 2001. Shareholders should review the information provided herein in conjunction with the Company's 2000 Annual Report on Form 10-KSB for the year ended July 29, 2000, and subsequent Quarterly Report on Form 10-QSB for the three month period ended October 28, 2000, which accompany this Proxy Statement. The Company's principal executive offices are located at 3391 S.E. 14th Avenue, Port Everglades, Florida 33316, and its telephone number is (954) 523-8985. References to the Company include Jupiter Marine International, Inc. ("JMI") and Phoenix Yacht Corporation ("Phoenix"), wholly-owned subsidiaries of the Company.

                          INFORMATION CONCERNING PROXY

         The enclosed proxy is solicited on behalf of the Company's Board of Directors. The giving of a proxy does not preclude the right to vote in person should any shareholder giving the proxy so desire. Shareholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Company's Secretary at the Company's headquarters a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

         The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Shareholders and the enclosed proxy is to be borne by the Company. In addition to the use of mail, employees of the Company may solicit proxies personally and by telephone. The Company's employees will receive no compensation for soliciting proxies other than their regular salaries. The Company may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company may reimburse such persons for their expenses in so doing.

                             PURPOSES OF THE MEETING

         At the Annual Meeting, the Company's shareholders will consider and vote upon the following matters:

         (1) The election of three members to the Company's Board of Directors to serve until the Company's 2002 Annual Meeting of Shareholders or until their successors are duly elected and qualified;

         (2) To ratify the appointment of BDO Seidman, LLP, independent certified public accountants, as the Company's auditors; and

         (3) To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

         Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted for the election of the three nominees for director named below. In the event a shareholder specifies a different choice by means of the enclosed proxy, his shares will be voted in accordance with the specification so made.

                 OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

         The Board of Directors has set the close of business on February 15, 2001, as the record date (the "Record Date") for determining shareholders of the Company entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 4,169,400 shares of Common Stock issued and outstanding, all of which are entitled to be voted at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter submitted to shareholders for approval at the Annual Meeting. Shareholders do not have the right to cumulate their votes for directors.

         The attendance, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. Directors will be elected by a plurality of the votes cast by the shares of Common Stock represented in person or by proxy at the Annual Meeting. Ratification of appointment of the Company's auditors and other matters that may be submitted to a vote of the shareholders, will require the affirmative vote of the majority of the shares of the Company's Common Stock at the Annual Meeting in person or by proxy, unless such matter is one for which a greater vote is required by law or by the Company's Articles of Incorporation or By-Laws. If less than a majority of outstanding shares entitled to vote are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

         Prior to the Annual Meeting, the Company will select one or more inspectors of election for the meeting. Such inspector(s) shall determine the number of shares of Common Stock represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall receive, count and tabulate ballots and votes and determine the results thereof. Abstentions will be considered as shares present and entitled to vote at the Annual Meeting and will be counted as votes cast at the Annual Meeting, but will not be counted as votes cast for or against any given matter.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The following table sets forth, as of February 15, 2001, information with respect to the beneficial ownership of the Company's Common Stock by (i) each person who is known by the Company to own beneficially more than 5% of its Common Stock, (ii) each director and nominee for director, (iii) each named executive officer (as defined herein), and (iv) all directors and executive officers as a group. Unless otherwise set forth, the addresses for the individuals named below is 3391 S.E. 14th Avenue, Port Everglades, Florida 33316. On February 15, 2001, there were approximately 4,169,400 shares of the Company's Common Stock outstanding.

This is not including:

o An aggregate of 600,000 shares of Common Stock issuable upon the exercise of options;
o 984,000 shares of Common Stock issuable upon the conversion of 328,000 shares of the Company's Series A Preferred Stock;
o 615,000 shares of Common Stock issuable upon the conversion of 205,000 shares of the Company's Series B Preferred Stock;
o 885,000 shares of Common Stock issuable upon the conversion of 295,000 shares of the Company's Series B Preferred Stock which underlay certain options exercisable at $1.00;
o 1,489,720 shares of Common Stock issuable upon conversion of 744,860 shares of Series C Preferred Stock; and
o 150,000 shares of Common Stock issuable upon the exercise of warrants granted to the holders of two short term notes.



                                            Number of Beneficially          Percentage of Outstanding
Name                                             Owned Shares               Shares Beneficially Owned
----                                        ----------------------          -------------------------
Carl Herndon
3391 S.W. 14th Avenue
Port Everglades, FL 33316                         1,087,500(1)                        26.1%

Carl Herndon, Jr
3391 S.W. 14th Avenue
Port Everglades, FL 33316                           172,500(2)                         4.1%

Triton Holding International Corp.                                                  .
700 S. Federal Highway, Suite 200
Boca Raton, FL 33433                                530,000(3)                        12.7%

Donald B. Gasgarth
714 S.E. 8th Court
Delray Beach, FL 33483                              666,000(4)                        16.0%

Jeffrey K. Zwitter
6680 Serena Lane
Boca Raton, FL 33432                                216,000(5)                         5.2%

Four M International, Inc.
1980 Poison Oak, # 1850
Houston, TX 77004                                   300,000(6)                         7.2%

Carlo Corzine
7516 Texas Trail
Boca Raton, FL 33487                                120,000(7)                         2.9%

Alan Lyons
2521 Vestal Parkway East
Vestal, NY 13850                                    300,000(8)                         7.2%

Lawrence Tierney
3391 S.W. 14th Avenue
Port Everglades, FL 33316                                 0(9)                         0.0%

Officers and Directors as a Group                 1,207,500(1)(7)(9)                  29.0%
(3 persons)

-------------------------
(1)      Mr. Herndon is an officer and director of both JMI and JMIH. Includes
         (i) 37,500 shares of Common Stock issuable upon the conversion of 12,500 shares of Series A Convertible Preferred Stock; and (ii) up to 200,000 shares of Common Stock issuable upon the exercise of options at exercise prices between $.50 and $1.00 per share over a five year period beginning November 10, 1998.

(2) Carl Herndon, Jr. is Mr. Herndon's son and is JMI's vice president of sales and marketing. Includes 22,500 shares of Common Stock issuable upon the conversion of 7,500 shares of Series A Convertible Preferred Stock.

(3) Mr. Gasgarth and Mr. Zwitter, principal shareholders of JMIH, are also principal shareholders and directors of Triton Holdings International Corp. ("Triton"). Does not include (i) up to 1,400,000 shares of Common Stock that may be issued upon conversion of the Triton Note; (ii) 30,000 warrants to purchase shares at $.50 per share; (iii) 66,000 shares of Common Stock owned by Mr. Gasgarth; and (iv) 66,000 shares owned by Mr. Zwitter. Includes 50,000 shares of Common Stock subject to an option granted to Mr. Tierney.

(4) Includes 300,000 shares of Common Shares issuable upon the conversion of 100,000 shares of Series A Convertible Preferred Stock, and (ii) 300,000 shares of Common Stock issuable upon the exercise of warrants to purchase 100,000 Series B Convertible Preferred Stock at $1.00 until November, 2004, subsequently convertible into Common Stock at a 3:1 ratio. Does not include 500,000 shares of Common Stock owned by Triton in which Mr. Gasgarth is a principal shareholder, and director.

(5) Includes 75,000 shares of Common Shares issuable upon the conversion of 25,000 shares of Series A Convertible Preferred Stock of the Company, and (ii) 75,000 shares of Common Stock issuable upon the exercise of 25,000 warrants to purchase Series B Convertible Preferred Stock at $1.00 until November, 2004, subsequently convertible into Common Stock at a 3:1 ratio. Does not include 500,000 shares of Common Stock owned by Triton in which Mr. Zwitter is a principal shareholder and director of Triton.

(6) Includes 150,000 shares of Common Stock issuable upon the conversion of 50,000 shares of Series A Convertible Preferred Stock and (ii) 150,000 shares of Common Stock issuable upon the exercise of 50,000 warrants to purchase Series B Convertible Preferred Stock at $1.00 until November, 2004, subsequently convertible into Common Stock at a 3:1 ratio.

(7) Includes warrants to purchase 112,500 shares of Common Stock, exercisable at $.48 per share. Excludes warrants to purchase 112,500 shares of Common Stock, exercisable at $.48 per share, held by Sterling Financial Investment Group.

(8) Includes 150,000 shares of Common Stock issuable upon the conversion of 50,000 shares of Series B Convertible Preferred Stock.

(9) Mr. Tierney is a Director of JMIH. Mr. Tierney is also employed by Triton. Does not include a grant of options to purchase 50,000 shares of Common Stock of JMIH at $.40 per share by Triton.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's outstanding Common Stock to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock. Such persons are required by SEC regulation to furnish the Company with copies of all such reports they file.

         To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners have been complied with for the period which this proxy relates.

                                   PROPOSAL 1:

                         ELECTION OF DIRECTORS; NOMINEES

         The Company's By-Laws provide that the number of directors constituting the Company's Board of Directors shall not be less than one nor more than fifteen, as determined in the manner provided by the Company's Bylaws. The Company's Bylaws provide that the number of directors shall be fixed from time to time by resolution of the Board of Directors. The Board of Directors has fixed at three the number of directors that will constitute the Board for the ensuing year. Each director elected at the Annual Meeting will serve for a term expiring at the Company's 2002 Annual Meeting of Shareholders or when his successor has been duly elected and qualified.

         The Company has nominated each of Carl Herndon, Lawrence Tierney and Carlo Corzine to be elected as a director at the Annual Meeting. The Board of Directors has no reason to believe that any nominee will refuse or be unable to accept election; however, in the event that one or more nominees are unable to accept election or if any other unforeseen contingencies should arise, each proxy that does not direct otherwise will be voted for the remaining nominees, if any, and for such other persons as may be designated by the Board of Directors.

                                   MANAGEMENT

         The following table sets forth certain information concerning the current directors and nominee directors of the Company and the executive officers and key employees of the Company:


Name                           Age           Position Held
----                           ---           -------------
Carl Herndon                   61            Director, President and Cheif Executive
                                             Officer, Secretary

Lawrence S. Tierney            54            Director

Carlo Corzine                  41            Director

SIGNIFICANT PERSONNEL

Carl Herndon, Jr.              33            Vice President Sales & Marketing JMI

Paul Douglas                   57            Production Manager JMI


         CARL HERNDON - Mr. Herndon has been President, Chief Executive Officer, Secretary and a Director of JMIH since its inception on May 19, 1998. Mr. Herndon has also been President, Chief Executive Officer and a Director of JMI since May 15, 1998. Between

1973 and 1997, Mr. Herndon was President, Chief Executive Officer, Director and sole shareholder of Blackfin Yacht Corporation, a Fort Lauderdale, Florida based designer, manufacturer and seller of Sportfishing boats. Between 1993 and 1995, Mr. Herndon was president and Chief Executive Officer of Bertram Yacht Corporation in Miami, Florida. During Mr. Herndon's tenure as officer and director of Blackfin, Blackfin filed for Chapter 11 Bankruptcy Reorganization protection. The bankruptcy proceeding was subsequently converted to a Chapter 7 proceeding. Carl Herndon is the father of Carl Herndon, Jr., the Vice President of Sales and Marketing of JMI.

         LAWRENCE TIERNEY - Mr. Tierney joined JMIH as a Director and Consultant in January 1999. Since April 1997, Mr. Tierney is owner and operator of AAMCO Transmissions of Plant City, Florida. From March 1995 to March 1997, Mr. Tierney was Chief Financial Officer of MAKO Marine International, Inc., a manufacturer of high quality offshore fishing boats. From June of 1993 to March of 1995, Mr. Tierney served as Chief Financial Officer of Chris Craft Boats, a wholly owned subsidiary of Outboard Marine Corporation (OMC) a full line manufacturer of power boats. From June 1991 to June 1993, Mr. Tierney acted as Chief Operating Officer of Chris Craft Boats. From August 1986 to June 1991, Mr. Tierney was Sr. Vice President of Finance for Chris Craft.

         CARLO CORZINE - Mr. Corzine joined the board of JMIH as a Director in February 2001. Since November of 1998 Mr. Corzine has been a syndicate manager for Sterling Financial Investment Group, Inc. From May 1996 to November 1998 Mr. Corzine owned and managed securities franchises. Mr. Corzine has worked in senior positions within the securities industry as an Investment Banker, Syndicate Manager and broker since January 1988. From 1983 through 1988 Mr. Corzine was employed as an Account Manager with Automatic Data Processing in the Accounting Division. Mr. Corzine has been appointed to the board of JMIH under a right to designate a member of JMIH's board held by Sterling Financial Investment Group, Inc. This right was given to Sterling Financial Investment Group, Inc. for serving as JMIH's Private Placement Agent in a private placement of JMIH's series C preferred stock.

         CARL HERNDON, JR. - Mr. Herndon has been Vice President of Sales and Marketing at JMI since October 1998 and joined JMI on a full-time basis in January of 1999. From November 1997 to January 1998, Mr. Herndon was selling new boats and brokering boats at Northside Marine Sales. From January 1992 to July 1997, Mr. Herndon was National Sales Manager for Blackfin Yacht Corporation. From April 1987 to January 1992, Mr. Herndon was Production Manager for Blackfin Yacht Corporation. Carl Herndon, Jr. is the son of Carl Herndon, President and CEO of the Company.

         PAUL DOUGLAS - Mr. Douglas has been the Plant Manager for JMI since May of 1998. From March 1987 to July 1996, Mr. Douglas was Facilities/Maintenance Foreman for Blackfin Yacht Corporation. From 1980 to 1987, Mr. Douglas was Maintenance Craftsman, First Class and Acting Foreman for Special Projects for Tracor Marine.

         During the year ended July 29, 2000, the Company's Board of Directors held 20 meetings and took action by unanimous written consent a total of three times. All directors were present at each meeting.

         Of the three members of the Board of Directors, Mr. Corzine and Lawrence Tierney are non-employee directors. However, Mr. Corzine is a principal of Sterling Financial, which has served as a placement agent for several of the Company's private placements. Mr. Tierney is an employee of Triton Holdings International Corp., which is a principal shareholder of the Company and serves as a consultant to the Company.

         Carl Herndon, the Company's CEO, President, Secretary and member of the Board of Directors, is the father of Carl Herndon, Jr., the Vice President of Sales and Marketing of JMI.

EMPLOYMENT AGREEMENTS

         In November 1998, JMI entered into a five year employment agreement with Mr. Herndon with two one year renewal options. The agreement obligates Mr. Herndon to devote all his time to supervising, designing and manufacturing boats for JMI as president and chief executive officer of JMI. Mr. Herndon will earn an initial base salary of $72,000 per year plus certain salary adjustments. Mr. Herndon's salary adjustments and bonuses are tied to the Company successfully reaching specific financial milestones. Subsequent salary adjustments will be decided by the board of directors of the Company. The employment agreement also entitles Mr. Herndon to an aggregate of options to purchase 600,000 shares of common stock of the Company at prices between $.50 and $1.00 per share over a period of five years. The employment agreement includes standard non-compete and confidentiality provisions. Due to Mr. Herndon's experience, the business of JMI and the Company will be largely dependent on Mr. Herndon's experience and ability to design, manufacture and sell boats produced by JMI.

         In May 1999, JMI entered into a five year employment agreement with Carl Herndon, Jr. with two one year renewal options. The agreement obligates Mr. Herndon, Jr. to devote all his time to supervising the sales and marketing of the Company's boats as Vice President of Sales and Marketing. Mr. Herndon, Jr. earned a base salary of $70,000 for the first year of the agreement, $85,000 for the second year of the agreement and $100,000 for the third year of the agreement. His salary will be determined by JMIH's board of directors for years four, five and any renewal period. The employment agreement includes standard non-compete and confidentiality provisions.

EXECUTIVE COMPENSATION

         The following table sets forth compensation awarded to, earned by or paid to the Company's Chief Executive Officer and each executive officer whose compensation exceeded $100,000 for the year ended July 29, 2000. The Company did not grant any stock options, restricted stock awards or stock appreciation rights or make any long-term incentive plan payments during fiscal year 2000. Compensation excludes 850,000 shares of Common Stock issued to Mr. Herndon upon the Company's inception.

         Name and Position                    Period               Salary
         -----------------                  -----------           --------
         Carl Herndon, CEO                  8/99 - 7/00           $120,114
           and President                    8/98 - 7/99           $ 61,734

STOCK OPTION AND SAR ISSUANCES

         The Company has issued Carl Herndon options to purchase 600,000 shares of Common Stock during fiscal year 1999. The Company did not issue any options or SAR during fiscal years 1998 or 2000. The following table sets forth the options granted to Mr. Herndon:


                                        Number of
                                        Shares of
                                         Common
                                          Stock         Percentage of
                                       Underlying       Total Options
Name                                     Options           Granted            Exercise Price         Expiration Date
----                                   ----------       -------------         --------------         ---------------
Carl Herndon, Director,                  150,000             25%                $ .50                  11/10/03
President and CEO                        150,000             25%                $ .625                 11/10/03
                                         150,000             25%                $ .75                  11/10/03
                                         150,000             25%                $1.00                  11/10/03


OPTION EXERCISES AND HOLDINGS

         The following table sets forth information with respect to the exercise of options to purchase shares of Common Stock during the period from August 1, 1999 through July 29, 2000, of each person named in the Executive Compensation Section and the unexercised options held as of the end of this period.

         AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END
                                OPTION/SAR VALUES




                                                                        Number of Securities           Value Of
                                                                             Underlying               Unexercised
                                                                            Unexercised              In-The-Money
                                                                            Options/SARs             Options/SARs
                                                                         At Fiscal Year-End         At Fiscal Year-
                                         Shares           Value                 (#)                     End ($)
                                       Acquired On       Realized           Exercisable/             Exercisable/
Name                                  Exercise (#)         ($)             Unexercisable             Unexercisable
----                                  ------------       ---------      --------------------        ---------------
Carl Herndon, Director,                    N/A              N/A          200,000/400,000                -0-/-0-
President and CEO

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Mr. Herndon personally owns the Company's manufacturing facility in Port Everglades, Florida. On May 20, 1998, the Company entered into a lease agreement with Mr. Herndon in which the Company leases the manufacturing facility for a period of five years at $4.50 per square foot or $11,812 per month. The Company believes that the lease agreement between the Company and Mr. Herndon was consummated on terms no less favorable than with an unrelated party. On November 1, 1998 the Company negotiated a three year option with Mr. Herndon to purchase the property. During year one, the price is $900,000, year two $950,000 and year three $1,000,000.

         In November 1998, the Company initiated a loan for $350,000 from Triton Holdings International Corp. ("Triton"). Two principal shareholders and Directors of Triton are principal shareholders of the Company. The promissory note ("the Note") issued to Triton by the Company evidencing the loan accrues interest at 10% per annum. The note is convertible into shares of Common Stock of the Company, at the option of Triton at $.50 per share before January 14, 2000; at $.375 per share between January 15, 2000 and January 14, 2001; and at $.25 after January 14, 2001. The Note matures on January 14, 2003. Triton also received 500,000 shares of Common stock as additional incentive for making the loan. If the principal amount of the Note has not been previously converted or paid in full prior to January 15, 2002, the Company shall issue to Triton shares of the Company's common stock converted at $.25 per share based on the principal amount outstanding. The outstanding amount of the Note at January 14, 2000 shall remain due and payable.

         The Company also entered into a five year management agreement with Triton under which Triton is to perform general business consulting services in connection with the Company's conducting of its business, including, but not limited to, development and maintenance of internal bookkeeping functions, business planning, consulting and advice with respect to structure and expansion of the Company. Don Gasgarth and Jeff Zwitter are directors and principle shareholders of Triton. Messrs. Gasgarth and Zwitter are also principle shareholders of the Company. Larry Tierney, a director of the Company, is an employee of Triton. In consideration for its services, the Company will pay Triton a monthly fee of $5,000. The Company and Triton arrived at this fee by estimating Triton's service hours to the Company at 100 hours per month and valuing their services at $50.00 per hour. The Company believes this fee is competitive with consulting arrangements in the marine industry. To date, Triton has provided services to the Company in excess of 100 hours per month.

         In addition, during July 2000, the Company received a short term loan for $50,000 from Triton. This note accrues interest at 12% per annum and is payable, together with accrued interest, on November 30, 2000. Triton received warrants to purchase 30,000 shares of Common Stock of the Company at $.50 per share, as an incentive for making this loan. In connection with this loan, the Company received another short term loan under the same terms and conditions with Grand Hooker, Inc. In return for $200,000, Grand Hooker received warrants to purchase 120,000 shares of Common Stock at $.50 per share. The principal of Grand Hooker is a stockholder of Triton.

         The Company believes that all transactions between the Company and its officers, shareholders and each of their affiliated companies have been made on terms no less favorable to the Company than those available from unaffiliated parties. In the future, the Company intends to handle transactions of a similar nature on terms no less favorable to the Company than those available from unaffiliated parties.

                                   PROPOSAL 2:

             PROPOSAL TO RATIFY THE APPOINTMENT OF BDO SEIDMAN, LLP,
                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS,
                            AS THE COMPANY'S AUDITORS

         The Board of Directors of the Company have selected BDO Seidman, LLP, independent certified public accountants, as independent auditors for the Company for the fiscal year ended July 29, 2001 and determined that it would be desirable to request that the Company stockholders ratify such selections. One or more representatives of BDO Seidman, LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from shareholders.

         Although the Board of Directors of the Company is submitting the appointment of BDO Seidman, LLP for stockholder ratification it reserves the right to change the selection of BDO Seidman, LLP as auditors, at any time during the fiscal year, if it deems such change to be in the best interest of the Company, even after stockholder ratification.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR OF THE RATIFICATION OF BDO SEIDMAN, LLP, AS INDEPENDENT AUDITORS FOR THE COMPANY FOR THE FISCAL YEAR ENDING JULY 29, 2001.

                                 OTHER BUSINESS

         The Board knows of no other business to be brought before the Annual Meeting. If, however, business should properly come before the Annual Meeting, the persons named in the accompanying proxy may vote proxies as in their discretion they may deem appropriate, unless they are directed by shareholders otherwise.

                  INFORMATION CONCERNING SHAREHOLDER PROPOSALS

         A shareholder intending to present a proposal to be included in the Company's proxy statement for the Company's 2002 Annual Meeting of Shareholders must deliver a proposal in writing to the Company's executive offices no later than July 29, 2001.

         In addition, the proxy solicited by the Board of Directors for the 2002 Annual Meeting of Shareholders will confer discretionary authority to vote on any shareholder proposal presented at that meeting, unless the Company is provided with notice of such proposal at a reasonable time before the Company mails its proxy statements.

                                          By Order of the Board of Directors



                                          CARL HERNDON
                                          President and Chief Executive Officer

PORT EVERGLADES, Florida
February 28, 2001

                   Jupiter Marine International Holdings, Inc.
                              3391 S.E. 14th Avenue
                         Port Everglades, Florida 33316


                                      PROXY

The undersigned hereby constitutes and appoints Carl Herndon and/or Lawrence Tierney as Proxy, with the power to appoint their substitute, and hereby authorizes them to represent and to vote as designated below, all shares of common stock of the Company held of record by the undersigned on February 15, 2001, at the Annual Meeting of Shareholders to be held on March 30, 2001, or any adjournment thereof.

2.       ELECTION OF DIRECTORS

         FOR all nominees listed below               WITHHOLD AUTHORITY to vote
         (except as marked to the                    for all nominees listed
         contrary)                                   below
                   [ ]                                           [ ]

                                   Carl Herndon
                                   Lawrence Tierney
                                   Carlo Corzine

(INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
NOMINEE PLEASE DRAW A LINE THROUGH THAT NOMINEE'S NAME)

3. To ratify the appointment of BDO Seidman, LLP, independent certified public accountants, as the Company's auditors for the fiscal year ending July 29, 2001.

                  [ ] FOR           [ ] AGAINST            [ ] ABSTAIN

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

         This Proxy is solicited on behalf of the Board of Directors of Jupiter Marine International Holdings, Inc. This Proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR the nominees listed in Proposal 1 and FOR Proposal 2.

         Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a Corporation, please sign in the Corporate name by President or other authorized officer. If a Partnership, please sign in Partnership name by authorized person.


                                             ----------------------------------
                                             Signature

                                             ----------------------------------
                                             Signature If Held Jointly

                                             ----------------------------------
                                             (Please Print Name)

                                             ----------------------------------
                                             Number of Shares Subject to Proxy

Dated:                   , 2001